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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  July 29, 1996


                     ILLINIOS CENTRAL RAILROAD COMPANY
            (Exact name of Registrant as specified in its charter)



          Delaware                   1-7092                  36-2728842
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 (State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)


  455 North Cityfront Plaza Drive, Chicago, Illinois          60611-5504
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     (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (312) 755-7500

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Item 7.  Exhibits

         (c)  Exhibits

              1.1 Distribution Agreement dated July 29, 1996 between Illinois Central Railroad Company and the Agents named therein

              4.3  Form of fixed and floating rate Medium-Term
                   Notes, Series B



                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           ILLINOIS CENTRAL RAILROAD COMPANY


                                           /s/  John V. Mulvaney
                                           ---------------------------
                                           Name:  John V. Mulvaney
                                           Title: Controller


Date:    July 29, 1996



                               EXHIBIT INDEX
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                                                                   Sequential
Exhibit No.                      Description                        Page. No.
- -----------                      -----------                       ----------

   1.1 Distribution Agreement dated July 29, 1996 between Illinois Central Railroad Company and the Agents named therein

   4.3             Form of fixed and floating rate Medium-Term
                   Notes, Series B